UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

LEGACYTEXAS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle, Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 578-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LTXB	Nasdaq Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on November 1, 2019, of the transactions contemplated by the Agreement and Plan of Reorganization, dated as of June 16, 2019 (the “Merger Agreement”), by and between LegacyTexas Financial Group, Inc., a Maryland corporation (“LegacyTexas”), and Prosperity Bancshares, Inc., a Texas corporation (“Prosperity”), including the merger of LegacyTexas with and into Prosperity (the “Merger”), with Prosperity as the surviving corporation in the Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

On November 1, 2019, pursuant to the terms of the Merger Agreement, LegacyTexas merged with and into Prosperity, with Prosperity continuing as the surviving entity in the Merger. Immediately after the Merger, LegacyTexas’ wholly owned bank subsidiary, LegacyTexas Bank, merged with and into Prosperity’s wholly owned bank subsidiary, Prosperity Bank (the “Bank Merger”), with Prosperity Bank as the surviving entity in the Bank Merger.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of LegacyTexas (“Legacy Common Stock”) (subject to certain customary exceptions, which were cancelled in the Merger) was converted into the right to receive (i) 0.5280 (the “Exchange Ratio”) shares of common stock, par value $1.00 per share, of Prosperity (“Prosperity Common Stock”); and (ii) $6.28 in cash, without interest (“Per Share Cash Consideration”) (the consideration described in the foregoing clauses (i) and (ii), the “Merger Consideration”).

At the Effective Time, subject to the terms and conditions of the Merger Agreement, each option granted by LegacyTexas to purchase shares of Legacy Common Stock under the LegacyTexas equity compensation plans fully vested and was cancelled and converted into the right to receive the Merger Consideration with respect to a number of shares of Legacy Common Stock (rounded down to the nearest whole share) equal to the quotient of (x) the product of (A) the number of shares of Legacy Common Stock subject to such option multiplied by (B) the excess, if any, of (i) the sum of the Per Share Stock Consideration (as defined in the Merger Agreement) and the Per Share Cash Consideration over (ii) the exercise price per share of Legacy Common Stock under the option, divided by (y) the sum of the Per Share Stock Consideration and the Per Share Cash Consideration. At the Effective Time, subject to the terms and conditions of the Merger Agreement, each LegacyTexas restricted stock award and performance share award was converted into the right to receive the Merger Consideration (with any performance-based vesting conditions applicable to such awards immediately prior to the Effective Time deemed satisfied at target performance levels) with respect to the number of shares of Legacy Common Stock subject to such restricted stock award or performance share award.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed with the SEC and is incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 31, 2019, LegacyTexas notified The NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been completed and requested that trading in LegacyTexas Common Stock be halted prior to market open on November 1, 2019 and that the listing of the LegacyTexas Common Stock be withdrawn. LegacyTexas has also requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to report the delisting of its shares from NASDAQ and to deregister its shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prosperity, as successor by merger to LegacyTexas, intends to file with the SEC a Form 15 requesting the deregistration of the LegacyTexas Common Stock under Section 12 of the Exchange Act and the suspension of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note, Item 2.01 and Item 3.01 is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth under the Introductory Note and Item 2.01 is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, LegacyTexas’ directors and executive officers ceased serving in such capacities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under the Introductory Note and Item 2.01 is incorporated into this Item 5.03 by reference.

At the Effective Time, the separate corporate existence of LegacyTexas ceased. As a result of the Merger, Prosperity’s articles of incorporation and bylaws, each as in effect immediately prior to the Effective Time, continued in effect as the articles of incorporation and bylaws of the combined company.

Item 8.01.	Other Events.

On November 1, 2019, Prosperity issued a press release announcing the completion of the Merger, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization, dated as of June 16, 2019, by and between Prosperity Bancshares, Inc. and LegacyTexas Financial Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed June 17, 2019))*

99.1	Press Release announcing the completion of the acquisition of LegacyTexas Financial Group, Inc. by Prosperity Bancshares, Inc., dated November 1, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules attached to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2019

PROSPERITY BANCSHARES, INC. (as successor by merger to LegacyTexas Financial Group, Inc.)

By:	/s/ J. Mays Davenport
J. Mays Davenport, Executive Vice President and Director of Corporate Strategy